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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT CERTIFIED
                              PUBLIC ACCOUNTANTS




    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 30, 1998, relating to the consolidated financial statements of Enamelon, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997.

    We also consent to the reference to us under the caption "Experts" in such Prospectus.

/S/ BDO Seidman, LLP
BDO Seidman, LLP

Woodbridge, New Jersey

January 15, 1999